SEMIANNUAL REPORT

                              FASCIANO FUND, INC.

                           (FASCIANO FUND, INC. LOGO)

                               December 31, 1999

FASCIANO FUND, INC.

                                                               February 23, 2000
Dear Fellow Shareholder:

  During the last six months of 1999, your investment in Fasciano Fund appreciated 4.2%, resulting in a gain of 6.2% for the year. Average annual total returns for Fasciano Fund and selected small-cap indices for periods ending December 31, 1999 are summarized in the following table.

                                                                          Average Annual Total Return
                                                                      ----------------------------------
                                             Six months   One year    Three year   Five year    Ten year
                                             ----------   --------    ----------   ---------    --------
Fasciano Fund                                    4.2%        6.2%        11.4%       18.1%        14.0%
Small Company Funds Average*<F1>                24.3%       36.0%        17.2%       19.1%        15.4%
S&P SmallCap 600 Index**<F2>                     7.0%       12.4%        11.7%       17.0%        13.0%
Russell 2000 Index**<F2>                        11.0%       21.3%        13.1%       16.7%        13.4%

  Over the life of Fasciano Fund and for the last ten years, our performance has been in line with the Russell 2000 and S&P SmallCap 600 indices, notwithstanding the relative gains those indices made in 1999.

  In reality, most stocks performed poorly during the last year, while a few stocks did extremely well. When averages are used to gauge the performance of the stock market, they usually provide a sense of what is going on. Recently, however, small-cap averages have failed to capture the bear market we are seeing in traditional small-cap value stocks.

  Throughout 1999 and during the last several months in particular, small-cap indices were driven upward by very few stocks, virtually all of them in technology-related industries like biotech, software, internet commerce, and semiconductors. For example, Celera Genomics, MicroStrategy, BroadVision, Millennium Pharmaceutical and Human Genome Sciences were five hot stocks that contributed nearly one-third of the gain in the Russell 2000 Index (five stocks out of 2000). The market values of those companies range from $6 billion to $14 billion and only two of those five businesses earned profits. BroadVision, a software company with a market cap of $14 billion, reported a profit of $19 million in the latest twelve months and MicroStrategy, another software company with a market cap of $13 billion, earned $13 million during the same period. In terms of valuation, BroadVision and MicroStrategy trade at more than 700 and 1,000 times earnings, respectively.

  A cornerstone of our investment thesis is that we buy smaller companies that we believe will earn substantial profits relative to their market values. On December 31, 1999, our portfolio companies had an average market capitalization of $1.7 billion and traded at 21 times earnings. We believe our companies will grow their earnings over the years, which should enhance the value of their businesses and lead to higher stock prices. Our mindset steers us away from the riskier hot stocks of the day and favors less glamorous, though solid earners like Fastenal Company, Pulitzer Inc., Snap-On Inc., and The Manitowoc Company. Sales and earnings of these companies for the most recent twelve months are highlighted below.

  o Fastenal Co. a unique distributor of industrial supplies, earned $65 million on sales of $609 million. The company's market cap is $1.6 billion. Fastenal's current stock price is $42, down from $60 in July 1999. This year, Fastenal is expected to earn $2.12 per share, up 23% from the reported 1999 results. We think 20 times earnings for a company with an outstanding financial record and a growing e-commerce presence is good value.

  *<F1>   Source:  Morningstar, Inc.  See Performance Distribution Summary.
 **<F2> The S&P SmallCap 600 Index is a capitalization weighted index that measures the performance of selected U.S. stocks with small market capitalizations. The Russell 2000 Index is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000. The performance data shown represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  o Pulitzer Inc., one of our long-time favorite newspaper stocks, earned $40 million on sales of $391 million. Pulitzer's market cap is $908 million. The stock trades at 21.5 times this year's earnings per share estimate of $1.87. The company recently sold its TV broadcast business and is using the proceeds to buy additional newspaper properties, where management sees greater financial returns. Pulitzer is also investing in new media opportunities.

  o Snap-On Inc., the premier global hand tools and diagnostics equipment company, earned $152 million on sales of nearly $2.0 billion. Snap-On's market cap is $1.3 billion. Its stock trades at $23, or a very conservative 7.5 times this year's earnings per share estimate of $3.07. The stock is down from $38 in July, 1999. In the fall of 1998, Snap-On implemented a company wide effort to simplify operations and advance earnings. Evidence of the success of this program can be seen in the company's reported results of the last few quarters.

  o The Manitowoc Co., maker of lattice-boom cranes and ice cube machines, earned $67 million on sales of $806 million. The company's market cap is $702 million. The stock at $27 per share trades at 9.5 times this year's earnings per share estimate of $2.85. The stock is down from $44 in July 1999. Management is very disciplined about how they use the company's capital, and the financial returns show it.

  The weakness we have seen in the shares of value stocks and growth shares that meet our risk profile may continue. Right now, higher interest rates are putting downward pressure on stock values, especially those of businesses closely tied to the economy. While we believe our companies present excellent investment value, stock prices in general are moving on momentum and have disconnected from their underlying fundamentals. This phenomenon is exacerbated as investors pour money into tech funds and dump shares of value and conservative growth funds, forcing managers to buy too dearly or sell too cheaply. The momentum pumping up tech stock prices may continue, but we believe the proof is in earnings. For many of today's hottest stocks, earnings are a long way off. Eventually, we believe stock prices will adjust to correctly reflect true business fundamentals. Presently, we have a cash position of about $30 million. We are buying businesses we want to own for the long haul and are paying prices we consider reasonable. Based on the strength of their proven track records, we believe our portfolio companies will achieve earnings growth that will ultimately drive their stock prices higher.

  Thank you for the confidence you have placed in Fasciano Fund. I invite you to visit our updated website: WWW.FASCIANOFUNDS.COM or e-mail us at INFO@FASCIANOFUNDS.COM. As always, I am totally committed to delivering the long-term performance and service you expect.

                                          Sincerely,

                                          /s/ Michael F. Fasciano

                                          Michael F. Fasciano, CFA
                                          President

  190 South LaSalle Street, Suite 2800, Chicago, Illinois 60603 o 800-848-6050

PERFORMANCE AND DISTRIBUTION SUMMARY

                                 FASCIANO FUND
             -----------------------------------------------------
                             Distributions
                           ------------------               Annual        S&P                      Small          U.S.
 Calendar    Beginning               Capital     Ending      Total      SmallCap     Russell      Company       Treasury
   Year         NAV        Income     Gains        NAV      Return        600         2000      Funds*<F3>       Bills
 --------    ---------     ------    -------     ------     ------      --------     -------    ----------      --------
  1988        $ 9.55       $0.03      $0.00      $11.45      20.2%        19.5%       24.9%        20.4%          6.4%
  1989        $11.45       $0.24      $0.59      $13.16      22.5%        13.9%       16.2%        23.6%          8.1%
  1990        $13.16       $0.12      $0.38      $12.50     (1.2)%      (23.7)%     (19.5)%       (9.5)%          7.5%
  1991        $12.50       $0.02      $0.36      $16.40      35.1%        48.5%       46.1%        50.3%          5.4%
  1992        $16.40       $0.00      $0.46      $17.29       7.7%        21.0%       18.4%        13.7%          3.5%
  1993        $17.29       $0.00      $1.00      $17.68       8.1%        18.8%       18.9%        17.1%          3.0%
  1994        $17.68       $0.00      $1.14      $17.18       3.7%       (4.8)%      (1.8)%       (0.7)%          4.3%
  1995        $17.18       $0.00      $1.34      $21.18      31.1%        30.0%       28.4%        31.3%          5.5%
  1996        $21.18       $0.00      $0.59      $26.20      26.5%        21.3%       16.5%        20.1%          5.0%
  1997        $26.20       $0.00      $1.49      $30.31      21.5%        25.6%       22.4%        21.4%          4.9%
  1998        $30.31       $0.03      $1.25      $31.19       7.2%       (1.3)%      (2.6)%       (0.2)%          4.6%
  1999        $31.19       $0.39      $0.00      $32.72       6.2%        12.4%       21.3%        36.0%          4.4%

 *<F3> The Morningstar Small Company Funds Index consists of funds that seek capital appreciation by investing primarily in stocks of companies with market capitalizations of less than $1 billion.

                   EQUITY PORTFOLIO BY MARKET CAPITALIZATION

AVERAGE MARKET CAPITALIZATION
$1,650 million

MEDIAN MARKET CAPITALIZATION
$769 million

MARKET CAPITALIZATION RANGES
Micro-cap:  <$300 million
Small-cap:   $300 million - $1.9 billion
Mid-cap:    >$1.9 billion

53 small caps              61%
20 micro-caps               8%
15 mid-caps                31%

TOP TEN HOLDINGS AT A GLANCE

                    % OF TOTAL                                                                                       % OF COMMON
     TOP TEN       NET ASSETS AS     INDUSTRY                        SUMMARY                             NET       STOCK OWNED BY
    HOLDINGS        OF 12/31/99      GROUPING                      DESCRIPTION          SALES*<F4>   INCOME*<F4>     MANAGEMENT
    --------       -------------     --------                      -----------          ----------   -----------   --------------

Westwood               3.8%        Communications           Radio network                 $415.0         $26.7          16.8%
  One, Inc.                          & Media                  programming

Emmis                  3.6%        Communications           Radio, television, and        $294.8         $(3.0)         16.1%
  Communications                     & Media                  magazines
  Corp.

Pulitzer Inc.          3.0%        Communications           Newspaper publishing and      $391.4         $40.4          60.1%
                                     & Media                  new media businesses

Gucci Group N.V.       2.9%        Consumer                 Designer, producer, and     $1,138.7        $298.9           5.0%
                                     Products &               distributor of high-
                                     Services                 quality, personal
                                                              luxury goods

Zebra                  2.6%        Commercial               Provides bar code             $398.5         $73.7          18.5%
  Technologies                       Products &               solutions to
  Corp.                              Services                 manufacturing and
                                                              service entities

OM Group, Inc.         2.6%        Commercial               Produces and markets          $507.0         $55.8           6.0%
                                     Products &               metal-based specialty
                                     Services                 chemicals and powders

G&K Services, Inc.     2.4%        Business Services        Manufacturer and supplier     $541.2         $37.3           8.8%
                                                              of uniforms and related
                                                              products in the U.S.
                                                              and Canada

Keane, Inc.            2.4%        Business Services        Information technology      $1,041.1         $81.2          17.9%
                                                              consulting firm helping
                                                              companies plan, build,
                                                              and manage application
                                                              software

International          2.2%        Entertainment &          A leading promoter of         $298.7         $56.6          48.0%
  Speedway                           Leisure                  motorsports activities
  Corp.                                                       in the U.S.

Manitowoc              2.1%        Machinery/               Diversified capital goods     $805.5         $66.8           4.7%
  Company,                           Industrial               manufacturer
  Inc.

Total in Top          -----
  Ten Holdings        27.6%

*<F4> Trailing 12 months, in $ millions. Net income figures exclude non-recurring charges and extraordinary items.

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1999 (Unaudited)

Shares or
Principal                                                               Market
  Amount     Description                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS - 82.9%

             COMMUNICATIONS & MEDIA - 19.3%

   200,000   Westwood One, Inc.
             Provides over 150 news, sports, music, talk,
             entertainment programs, features, live events,
             and 24-hour formats to more than 7,500 radio
             stations                                             $ 15,200,000

   114,000   Emmis Communications Corporation *<F5>
             A diversified media company with television and
             radio broadcasting and publishing operations           14,209,031

   292,400   Pulitzer, Inc.
             Engaged in newspaper publishing and new
             media businesses                                       11,787,375

   250,000   Hearst-Argyle Television, Inc. *<F5>
             Owns and/or manages 26 network-affiliated
             television stations, and 7 radio stations
             throughout the U.S.                                     6,656,250

   150,000   Meredith Corporation
             Diversified media company involved in magazine
             and book publishing and television broadcasting         6,253,125

   130,000   Central Newspapers, Inc.
             Media and information company with flagship
             newspapers in Phoenix and Indianapolis,
             several smaller newspapers, as well as
             other related media and information businesses          5,118,750

   113,500   McClatchy Company
             Newspaper and internet publisher with 11 daily
             and 13 non-daily newspapers along with local web
             sites in each of its daily newspaper markets.
             The company also owns and operates other
             media-related businesses                                4,908,875

   250,000   Journal Register Company *<F5>
             Publishes small metropolitan, suburban daily
             and suburban and community non-daily newspapers
             serving markets in New York, Connecticut, Ohio,
             Pennsylvania, Missouri and central New England.         3,859,375

    50,000   Entercom Communications Corporation *<F5>
             Radio Broadcasting group with 56 FM and 32 AM
             stations, including 12 in the top 50 markets            3,300,000

   100,000   Lee Enterprises, Inc.
             In the business of newspaper publishing and
             television broadcasting                                 3,193,750

   119,500   Ackerly Group, Inc.
             Media and entertainment company consisting of
             four segments:  outdoor media, television
             broadcasting, radio broadcasting and sports and
             entertainment (owns the Seattle Supersonics)            2,165,938
                                                                  ------------
                                                                    76,652,469
                                                                  ------------

             CONSUMER PRODUCTS AND SERVICES - 11.7%

   100,000   Gucci Group, N.V.
             Designer, producer and distributor of
             high-quality, personal luxury accessories including
             leather goods, shoes, ties, scarves, watches,
             jewelry, eyewear, and perfume                          11,450,000

   243,400   Tootsie Roll Industries, Inc.
             Engaged in the manufacture and sale of candy for
             over 100 years. Products include Tootsie Roll,
             Charms, Blow Pops, Junior Mints, Sugar Babies,
             Charleston Chews, Sugar Daddys and others               8,016,988

   300,000   Snap-on Incorporated
             Manufactures and distributes hand tools,
             power tools, tool storage products, diagnostic
             equipment, shop equipment, and diagnostic
             software and other services                             7,968,750

   250,000   Central Parking Corp.
             Operates parking facilities in 40 states, the
             District of Columbia, and several international
             locations                                               4,781,250

   400,000   Consolidated Products, Inc.
             Engaged primarily in the ownership, operation
             and franchising of Steak n Shake restaurants.
             The company currently operates 332 Steak n
             Shake restaurants, including 52 franchised,
             and 11 specialty restaurants, primarily Colorado
             Steakhouses                                             4,050,000

   150,000   Blyth Industries, Inc. *<F5>
             Designs, manufactures, markets and distributes
             a line of candles and home fragrance products,
             and markets a range of related candle accessories
             and gift bags. Also produces portable heating
             fuel products                                           3,684,375

    50,000   Plantronics, Inc. *<F5>
             Provider of headsets to telephone companies and
             the business community worldwide                        3,578,125

    53,000   ShopKo Stores, Inc.
             Operates 319 retail stores in 22 states, primarily
             in the Midwest, Western Mountain and Pacific
             Northwest regions                                       1,214,993

    85,000   Action Performance Companies, Inc. *<F5>
             Designer and seller of licensed motorsports
             collectible and consumer products in the United States    977,500

    20,000   Garan, Inc.
             Designs, manufactures and sells apparel for children,
             men and women. Products are sold under the trademarks
             Garan, Garanimals, Everlast and other names               572,500

    11,500   Tractor Supply Company *<F5>
             Largest operator of retail farm stores in America,
             serving hobby, part-time and full-time farmers and
             ranchers, as well as suburban customers, contractors
             and tradesmen                                             184,000
                                                                  ------------
                                                                    46,478,481
                                                                  ------------

             COMMERCIAL PRODUCTS AND SERVICES - 10.3%

   180,000   Zebra Technologies Corp. - Class A *<F5>
             Provides bar code solutions to manufacturing and
             service entities worldwide, for use in automatic
             identification and data collection systems             10,530,000

   300,000   OM Group, Inc.
             Produces and markets metal-based specialty
             chemicals and powders for diverse applications
             to a variety of industries                             10,331,250

   300,000   Federal Signal Corporation
             Global manufacturer of niche products in four
             operating groups: safety and signaling products,
             custom signage, consumable industrial tooling and
             emergency and environmental vehicles                    4,818,750

   130,000   Spartech Corporation
             Producer of engineered thermoplastic materials,
             polymeric compounds and molded and profile products     4,192,500

   100,000   Mineral Technologies, Inc.
             Resource and technology based organization that
             develops and produces performance-enhancing
             minerals, mineral-based and synthetic mineral
             products for the paper, steel, polymer and other
             manufacturing industries on a worldwide basis           4,006,250

   100,000   Modine Manufacturing Co.
             Develops, manufactures, and markets heat exchangers
             and systems for use in various original equipment
             manufacturer applications and for sale to the
             automotive aftermarket and to a wide array of
             building markets                                        2,500,000

   100,000   ACNielsen Corporation *<F5>
             Global leader in delivering market research,
             information and analysis to the consumer products
             and services industries.  Offers services in
             over 100 countries                                      2,462,500

   125,000   Communications Systems, Inc.
             Engaged in the manufacture and sale of modular
             connecting and wiring devices for voice and data
             communications                                          1,625,000

    20,000   Andrew Corporation *<F5>
             A multinational supplier of communication products
             and systems to worldwide commercial, industrial,
             governmental and military customers                       378,750

     3,522   Juno Lighting, Inc.
             Specializes in the design, manufacture and
             marketing of lighting fixtures for commercial
             and residential use                                        36,541
                                                                  ------------
                                                                    40,881,541
                                                                  ------------

             BUSINESS SERVICES - 10.0%

   300,000   G & K Services, Inc. - Class A
             Manufactures uniform garments and is a full
             service uniform rental provider                         9,712,500

   300,000   Keane, Inc. *<F5>
             Information technology consulting firm helping
             companies plan, build, and manage application
             software                                                9,525,000

   250,000   Penton Media, Inc.
             Diversified business media company that publishes
             magazines and electronic information products,
             produces trade shows and conferences, and provides
             marketing and business development services             6,000,000

   225,000   Concord EFS, Inc. *<F5>
             Engaged in electronic transaction authorization,
             processing, settlement and funds transfer services
             in selected markets                                     5,793,750

   500,000   HA-LO Industries, Inc. *<F5>
             Provider of branded promotional products and
             premiums and has established a continuum of
             brand marketing services                                3,750,000

   100,000   Interim Services, Inc. *<F5>
             National provider of a range of customized
             staffing solutions to business, professional
             and service organizations, and government agencies      2,475,000

   120,000   Wallace Computer Services, Inc.
             Products and services include commercial
             printing, business forms, labels, direct mail,
             and office products                                     1,995,000

    20,000   ADVO, Inc. *<F5>
             Direct marketing firm engaged in soliciting and
             processing printed advertising from retailers,
             manufacturers and service companies for targeted
             distribution                                              475,000
                                                                  ------------
                                                                    39,726,250
                                                                  ------------

             HEALTHCARE PRODUCTS & SERVICES - 8.2%

   140,000   Patterson Dental Company *<F5>
             Distributes dental products in North America to
             dentists, dental laboratories, institutions
             and other healthcare providers                          5,967,500

   185,000   Dentsply International, Inc.
             Designs, develops, manufactures, and markets
             dental consumable and laboratory products, and
             dental equipment                                        4,370,625

   150,000   Hooper Holmes, Inc.
             Provides medical and paramedical examinations
             and related services to life and health insurance
             companies                                               3,862,500

   256,000   Omnicare, Inc.
             Geriatric pharmaceutical care company, currently
             serving approximately 631,200 residents in more
             than 8,800 long-term care facilities in 43 states.
             Also provides clinical research services for the
             pharmaceutical and biotechnology industries             3,072,000

   125,000   KV Pharmaceutical Company - Class A *<F5>
             Researches, develops, manufactures, and markets
             controlled release and tastemasked forms of drug
             products and is a leading marketer of technology
             distinguished generic pharmaceuticals                   2,742,187

   220,000   STERIS Corporation *<F5>
             Provider of infection prevention, contamination
             prevention, microbial reduction, and surgical
             support systems, products, services, and
             technologies to health care, scientific, research,
             food, and industrial customers worldwide                2,268,750

   153,000   Young Innovations, Inc. *<F5>
             Designs, manufactures and markets single-use
             supplies, autoclavable instruments and other
             products used by dental professionals                   2,218,500

   100,000   Landauer, Inc.
             Offers a service for measuring the dosage of
             x-ray, gamma radiation and other penetrating
             ionizing radiations                                     2,187,500

    25,000   Express Scripts, Inc. *<F5>
             As an independent pharmacy benefit manager and
             managed care company, Express Scripts provides
             a broad range of pharmacy benefit and medical
             information management services, as well as
             managed vision care programs                            1,600,000

   200,000   Sterile Recoveries, Inc. *<F5>
             Provides hospitals and surgery centers with a
             comprehensive surgical procedure-based delivery
             and retrieval service for reusable gowns, towels,
             etc. In addition, provides disposable products
             necessary for surgery                                   1,375,000

   100,000   Res-Care, Inc. *<F5>
             Provides residential, training, educational, and
             support services for persons with special needs         1,275,000

   100,000   Kendle International, Inc. *<F5>
             Contract research organization providing integrated
             clinical research services on a contract basis to
             the pharmaceutical and biotechnology industries           987,500

    50,000   Brookdale Living Communities, Inc. *<F5>
             Provides senior and assisted living services to
             the elderly through its facilities located in
             urban and suburban areas of major metropolitan
             markets                                                   618,750
                                                                  ------------
                                                                    32,545,812
                                                                  ------------

             TRANSPORTATION - 4.5%

   150,000   Eagle USA Airfreight, Inc. *<F5>
             Provider of air freight forwarding and other
             transportation and logistics services                   6,468,750

   200,000   Midwest Express Holdings, Inc. *<F5>
             Operates single-class, premium service passenger
             jet airline that caters to business travelers
             and serves selected major business destinations
             throughout the U.S. and Toronto from operations
             based in Milwaukee, Omaha, and Kansas City              6,375,000

    70,000   C.H. Robinson Worldwide, Inc.
             Global provider of multimodal transportation
             services and logistics through a network of 131
             offices in N. America, S. America and Europe            2,782,500

   110,000   Wisconsin Central Transportation Corporation *<F5>
             A holding company that operates approximately
             2,900 route miles of railway serving Wisconsin,
             Illinois, Minnesota, Michigan, Ontario and has
             equity interests in railroad companies in Great
             Britain, New Zealand, and Australia                     1,478,125

    30,000   Atlas Air, Inc. *<F5>
             Air carrier that operates a fleet of 747
             freighters under long-term contracts. Atlas
             operates scheduled flights on behalf of its
             customer airlines to 101 cities in 46 countries           823,070
                                                                  ------------
                                                                    17,927,445
                                                                  ------------

             ENTERTAINMENT & LEISURE - 4.5%

   175,000   International Speedway Corp. - Class A
             A leading promoter of motorsports activities in
             the U.S.  The company owns and/or operates 11
             major motorsports facilities                            8,815,625

   300,000   Championship Auto Racing Teams, Inc. *<F5>
             Owns, operates, and markets North America's
             leading open-wheel motorsports series, the
             FedEx Championship Series                               6,900,000

    50,000   SFX Entertainment, Inc. *<F5>
             The world's largest diversified promoter,
             producer and venue operator for live
             entertainment events                                    1,809,375

    50,000   Carmike Cinemas, Inc. - Class A *<F5>
             Engaged in the motion picture exhibition business.
             As of 12/31/99, Carmike operated 2,848 screens at
             458 locations in 36 states                                390,625
                                                                  ------------
                                                                    17,915,625
                                                                  ------------

             DISTRIBUTOR - 4.4%

    60,000   CDW Computer Centers, Inc.
             Sells MS-DOS/Microsoft Windows and Apple/Macintosh
             based microcomputer hardware and peripherals
             including: desktop computers, notebooks and
             laptops, printing devices, video monitors,
             networking products, software and accessories           4,717,500

   100,000   Fastenal Company
             Sells and distributes industrial supplies, grouped
             into eight product lines, in North America              4,493,750

   250,000   Wilmar Industries, Inc. *<F5>
             A national marketer and direct distributor of
             repair and maintenance products, principally
             to the apartment housing market                         4,343,750

   200,000   MSC Industrial Direct Company, Inc. *<F5>
             A direct marketer of a full line of industrial
             products intended to satisfy its customers'
             maintenance, repair and operations supplies
             requirements                                            2,650,000

   200,000   Aviall, Inc. *<F5>
             Distributes and markets products new aviation
             parts of more than 180 manufacturers and
             distributes approximately 90,000 items from
             customer service centers in North America,
             Europe and Asia-Pacific                                 1,637,500
                                                                  ------------
                                                                    17,842,500
                                                                  ------------

             MACHINERY - INDUSTRIAL - 3.9%

   250,000   The Manitowoc Company, Inc.
             Designs and manufactures commercial ice machines
             and refrigeration products, and cranes and
             related products. Manitowoc also engages in
             marine vessel repair                                    8,500,000

   100,000   IDEX Corp.
             Manufactures industrial pumps and related controls
             for use in process applications, and proprietary
             equipment that may combine pumps or other devices
             into products for industrial, commercial and safety
             applications                                            3,037,500

    80,000   Regal-Beloit Corporation
             Manufactures a line of mechanical products to
             control motion and torque and electrical products
             such as motors and generators                           1,650,000

    60,000   Kaydon Corporation
             Designer and manufacturer of custom-engineered
             products, supplying a diverse group of industrial,
             aerospace, medical and electronic equipment, and
             aftermarket customers                                   1,608,750

    26,800   Robbins & Myers, Inc.
             Designs, manufactures and markets fluid handling
             products and systems for the process industry             606,350
                                                                  ------------
                                                                    15,402,600
                                                                  ------------

             INSURANCE AND INVESTMENT MANAGEMENT - 2.5%

   150,000   Waddell & Reed Financial, Inc.
             Underwrites and distributes a portfolio of mutual
             funds as well as variable annuities and life
             insurance products                                      4,069,240

   250,000   HCC Insurance Holdings, Inc.
             Principally engaged in providing aviation, marine,
             offshore energy, property, accident and health,
             and lenders single interest insurance and
             reinsurance on a worldwide basis                        3,296,875

    60,000   Chicago Title Corporation
             Provider of title insurance and other related
             services for residential and commercial real
             estate transactions                                     2,775,000
                                                                  ------------
                                                                    10,141,115
                                                                  ------------

             BANK & BANK HOLDING - 1.9%

   126,250   First Midwest Bancorp, Inc.
             The largest independent banking company in the
             suburban Chicago market                                 3,345,625

    50,000   Associated Banc-Corporation
             Diversified multibank holding company with more
             than 200 banking offices, 225 ATMs, and
             headquartered in Green Bay, Wisconsin                   1,712,500

    60,000   Community First Bankshares, Inc.
             A multi-bank holding company that operates banks
             and bank branches in 157 communities in 12 states         945,000

    50,000   Doral Financial Corporation
             Bank holding company that operates in the
             mortgage banking, commercial banking and
             broker-dealer businesses                                  615,625

    25,000   Corus Bankshares, Inc.
             Bank holding company for CORUS Bank, which provides
             financial services through 11 bank branches in the
             Chicago metropolitan area                                 600,000

    15,000   Cass Commercial Corporation
             Bank holding company for Cass Bank and Trust Company,
             and provides information services through its Cass
             Information Systems subsidiary                            303,750
                                                                  ------------
                                                                     7,522,500
                                                                  ------------

             SAVINGS & LOAN - 0.7%

    50,000   Home Federal Bancorp
             Unitary savings and loan holding company for
             Home Federal Savings Bank                               1,125,000

    75,000   ITLA Capital Corporation *<F5>
             Primarily engages in the origination of loans
             secured by income producing real estate                   942,188

    30,000   Alliance Bancorp., Inc.
             Registered savings and loan holding company engaged
             in the business of providing financial service
             products through its wholly-owned subsidiary,
             Liberty Federal Bank                                      555,000

    20,000   Haven Bancorp, Inc.
             Holding company for Columbia Federal Saving Bank,
             a federally chartered stock savings bank                  308,750
                                                                  ------------
                                                                     2,930,938
                                                                  ------------

             SPECIALTY FINANCE - 0.5%

    90,000   American Capital Strategies, Ltd.
             Specialty finance company that has been principally
             engaged in arranging commercial loans to small and
             medium sized business                                   2,047,500
                                                                  ------------

             ELECTRONICS - 0.5%

    60,000   Methode Electronics, Inc. - Class A
             Manufactures electronic components that connect,
             convey and control electrical energy, signal and
             pulse, including connectors, automotive components,
             interconnect devices, printed circuits, and current
             carrying distribution systems                           1,927,500
                                                                  ------------
             TOTAL COMMON STOCKS (cost $289,247,988)               329,942,276
                                                                  ------------

SHORT-TERM INVESTMENTS - 17.4%

             VARIABLE RATE DEMAND NOTES - 1.1%
$4,399,865   Firstar Bank, 6.24%                                     4,399,865
                                                                  ------------

             COMMERCIAL PAPER - 16.3%
             American Express Credit
18,000,000   5.80%, 1/10/00                                         18,000,000
             Ford Motor Credit Corporation
16,000,000   5.93%, 1/11/00                                         16,000,000
             Prudential Funding Corporation
15,000,000   5.85%, 1/18/00                                         15,000,000
             GE Capital Corporation
10,000,000   5.88%, 1/14/00                                         10,000,000
             Associates Corporation
 5,900,000   5.95%, 1/18/00                                          5,900,000
                                                                  ------------
                                                                    64,900,000
                                                                  ------------
             TOTAL SHORT-TERM INVESTMENTS (cost $69,299,865)        69,299,865
                                                                  ------------
             TOTAL INVESTMENTS - 100.3% (cost $358,547,853)        399,242,141
                                                                  ------------
             LIABILITIES, LESS OTHER ASSETS  - (0.3)%               (1,368,052)
                                                                  ------------
             TOTAL NET ASSETS - 100.0%                            $397,874,089
                                                                  ------------
                                                                  ------------

*<F5>  non-income producing

  The accompanying notes to financial statements are an integral part of this schedule.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999 (Unaudited)

ASSETS
Common stocks, at market value (cost: $289,247,988)               $329,942,276
Variable rate demand notes and commercial paper, at amortized
  cost, which approximates market value (cost: $69,299,865)         69,299,865
Receivables
   Investments sold                                                    702,536
   Capital shares sold                                                 833,992
   Dividends                                                           209,915
   Interest                                                          1,102,058
Prepaid expenses and other assets                                       72,626
                                                                  ------------
          Total assets                                            $402,163,268
                                                                  ------------
                                                                  ------------

LIABILITIES AND NET ASSETS
Capital shares redeemed                                           $    684,836
Payables and accrued expenses
   Payable for securities purchased                                  3,193,034
   Accrued expenses and other liabilities                               79,887
   Due to adviser                                                      331,422
                                                                  ------------
          Total liabilities                                          4,289,179
                                                                  ------------

Net assets
   Common stock, $.01 par value; 50,000,000 shares
     authorized, 12,161,162 shares issued and outstanding,
     and paid-in capital                                           357,317,967
   Accumulated undistributed net investment income                   2,290,399
   Accumulated undistributed net realized gain
     (loss) on investments                                          (2,428,565)
   Net unrealized appreciation on investments                       40,694,288
                                                                  ------------
          Total net assets                                         397,874,089
                                                                  ------------
          Total liabilities and net assets                        $402,163,268
                                                                  ------------
                                                                  ------------
Net asset value per share                                         $      32.72
                                                                  ------------
                                                                  ------------

  The accompanying notes to financial statements are an integral part of this statement.

STATEMENT OF OPERATIONS
For the six months ended December 31, 1999 (Unaudited)

INCOME
     Interest                                                     $ 4,507,047
     Dividends                                                        950,905
                                                                  -----------
                                                                    5,457,952
                                                                  -----------

EXPENSES
     Management fee                                                 2,042,502
     Transfer and disbursing agent fees                               120,750
     Administration fee                                               112,208
     Registration fees                                                 88,950
     Custodian fees                                                    50,575
     Printing and mailing fees                                         36,800
     Accounting fee                                                    32,200
     Legal fees                                                        11,960
     Audit fees                                                         7,084
     Other operating expenses                                           5,629
                                                                  -----------
            Total expenses                                          2,508,658
                                                                  -----------
     Net investment income                                          2,949,294
                                                                  -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)ON INVESTMENTS
     Net realized gain on investments                                 189,008
     Net change in unrealized appreciation on investments          11,847,689
                                                                  -----------
            Net gain on investments                                12,036,697
                                                                  -----------
            Net increase in net assets resulting
              from operations                                     $14,985,991
                                                                  -----------
                                                                  -----------

  The accompanying notes to financial statements are an integral part of this statement.

STATEMENTS OF CHANGES IN NET ASSETS
For the six months ended December 31, 1999 (Unaudited) and the year ended June 30, 1999

                                                   December 31,     June 30,
                                                       1999           1999
                                                   ------------   ------------
OPERATIONS:
     Net investment income                         $  2,949,294   $  4,174,483
     Net realized gain (loss) on investments            189,008     (2,617,572)
     Net change in unrealized appreciation           11,847,689      8,200,699
                                                   ------------   ------------
            Net increase in net assets resulting
              from operations                        14,985,991      9,757,610
                                                   ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from net investment income        (4,695,205)      (208,192)
     Distributions from net capital gains                    --     (8,674,266)
                                                   ------------   ------------
            Total distributions                      (4,695,205)    (8,882,458)
                                                   ------------   ------------

CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares issued (3,716,303 and
       12,897,111 shares, respectively)             115,620,637    397,728,851
     Increase in shares issued for reinvested
       distributions (104,232 and 282,573 shares,
       respectively)                                  4,558,950      8,683,476
     Cost of shares redeemed (4,853,481 and
       2,741,427 shares, respectively)             (150,780,772)   (84,060,191)
                                                   ------------   ------------
            Net increase (decrease) in net
              assets derived from capital
              share transactions                    (30,601,185)   322,352,136
                                                   ------------   ------------
            Net increase (decrease) increase
              in net assets                         (20,310,399)   323,227,288
                                                   ------------   ------------

NET ASSETS AT BEGINNING OF PERIOD                   418,184,488     94,957,200
                                                   ------------   ------------

NET ASSETS AT END OF PERIOD (including accumulated
  undistributed net investment income of $2,290,399
  and ($3,739,321), respectively)                  $397,874,089   $418,184,488
                                                   ------------   ------------
                                                   ------------   ------------

  The accompanying notes to financial statements are an integral part of these statements.

FINANCIAL HIGHLIGHTS

  Condensed financial information per share of capital stock outstanding throughout the period is presented below:

                                            (Unaudited)
                                             Six Months
                                               ended                                 Year ended June 30,
                                            December 31,     -------------------------------------------------------------------
                                                1999          1999           1998           1997           1996           1995
                                            ------------     ------         ------         ------         ------         ------
Net asset value at beginning of period       $  31.78       $  34.91       $  27.53       $  24.33       $  20.17       $  17.34
Income from investment operations:
   Net investment income (loss)                  0.27           0.40           0.16          (0.03)         (0.05)         (0.24)
   Net realized and unrealized gain
      (loss) on investments                      1.06          (2.25)          8.71           3.82           5.55           4.21
                                             --------       --------       --------       --------       --------       --------
          Total from investment operations       1.33          (1.85)          8.87           3.79           5.50           3.97

Less distribution:
   Dividends from net investment income         (0.39)         (0.03)            --             --             --             --
   Distributions from net capital gains            --          (1.25)         (1.49)         (0.59)         (1.34)         (1.14)
                                             --------       --------       --------       --------       --------       --------
          Total distributions                   (0.39)         (1.28)         (1.49)         (0.59)         (1.34)         (1.14)
                                             --------       --------       --------       --------       --------       --------
Net asset value at end of period             $  32.72       $  31.78       $  34.91       $  27.53       $  24.33       $  20.17
                                             --------       --------       --------       --------       --------       --------
                                             --------       --------       --------       --------       --------       --------

Total return                                     4.2%         (5.2)%          33.2%          15.8%          28.3%          24.1%

Ratios/Supplemental Data:
   Net assets at end of year
     (in thousands)                          $397,874       $418,184        $94,957        $42,121        $28,981        $20,868
   Ratio of expenses to average
     net assets                                  1.2%           1.2%           1.3%           1.4%           1.5%           1.7%
   Ratio of net investment income (loss)
     to average net assets                       1.4%           1.8%           0.2%         (0.4)%         (0.3)%         (0.6)%
   Portfolio turnover rate                       5.9%          19.8%          49.8%          41.0%          45.6%          37.9%

  The accompanying notes to financial statements are an integral part of this statement.

NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Unaudited)

(1)  SIGNIFICANT ACCOUNTING POLICIES:

     Fasciano Fund, Inc. (the "Fund"), a Maryland corporation, commenced operations on August 1, 1987 as a private investment company. On June 30, 1988, the Fund registered with the Securities and Exchange Commission as a diversified open-end management investment company under the Investment Company Act of 1940 and began offering its shares to the public on November 10, 1988. The primary objective of the Fund is long-term capital growth.

     The fiscal year end of the Fund is June 30. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

     (a) Investment and shareholder transactions are recorded on a trade date basis.

     (b) Each security traded on a national securities exchange or traded over the counter and quoted on the Nasdaq National Market will be valued at the last sale price on the day of valuation. Securities for which there was no sale on the day of valuation will be valued at the current bid prices. Each money market instrument having a maturity of 60 days or less from the date of purchase is valued on an amortized cost basis, which approximates market value. Other assets and securities will be valued at a fair value, as determined in good faith by the Board of Directors.

     (c) Dividends are recognized as income on the ex-dividend date. Interest income and operating expenses are recorded on the accrual basis.

     (d) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(2)  RELATED PARTIES:

     Michael F. Fasciano is an officer and director of the Fund and also an officer, director and sole shareholder of the investment adviser, Fasciano Company, Inc. Mr. Fasciano held 19,122 shares or 0.2% of the outstanding common stock of the Fund at December 31, 1999.

     The non-affiliated directors receive a fee of $2,000 annually.

     The management fee was paid to Fasciano Company, Inc. for its services as investment adviser. This fee is paid monthly at the rate of 1/12 of 1% (an annual rate of 1.0%) of the average daily net asset value of the Fund.

     Total annual operating expenses of the Fund shall not exceed 2% of average net assets, and the adviser has agreed to pay any excess operating expenses or to reimburse the Fund for any sums expended for such expenses in excess of that amount. For this purpose, brokers' commissions and other charges relative to the purchase and sale of portfolio securities, interest charges, taxes and litigation and other extraordinary expense shall not be regarded as operating expenses.

(3)  INVESTMENTS:

     During the six months ended December 31, 1999, purchases of securities other than short-term investments were $103,125,877. Sales of such securities for that period were $14,602,983.

     For Federal income tax purposes, the cost of investments at December 31, 1999 was $358,926,226. At December 31, 1999, on a tax basis, gross unrealized appreciation of investments was $68,820,457 and gross unrealized depreciation of investments was $28,504,542.

(4)  INCOME TAXES:

     No provision for federal income taxes has been made. The Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net investment income and net realized capital gains in order to avoid payment of all future federal income taxes.

(5)  DISTRIBUTIONS TO SHAREHOLDERS:

     On December 29, 1999, the Fund distributed net investment income of $0.39 per share.

INVESTMENT ADVISER
     Fasciano Company, Inc.

ADDRESS OF FUND & ADVISER
     190 South LaSalle Street
     Suite 2800
     Chicago, Illinois 60603
     (312) 444-6050
     (800) 848-6050
     www.fascianofunds.com
     info@fascianofunds.com

TRANSFER AGENT, DIVIDEND DISBURSING
AGENT AND ADMINISTRATOR
     Firstar Mutual Fund Services, LLC
     P.O. Box 701
     Milwaukee, Wisconsin 53201
     (414) 765-4124
     (800) 982-3533

CUSTODIAN
     Firstar Bank Milwaukee, N.A.
     P.O. Box 701
     Milwaukee, Wisconsin 53201
     (414) 765-4124
     (800) 982-3533

INDEPENDENT PUBLIC ACCOUNTANTS
     Arthur Andersen LLP
     Chicago, Illinois

LEGAL COUNSEL
     Bell, Boyd & Lloyd
     Chicago, Illinois

                  This report is submitted for the information
                     of shareholders of the Fund. It is not
                   authorized for distribution to prospective
                    investors unless preceded or accompanied
                          by an effective prospectus.

                           Printed on Recycled Paper